SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

[X]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Cordorus Valley Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]	Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Codorus Valley Bancorp, Inc.

Larry J. Miller
President and
Chief Executive Officer

April 1, 2004

Dear Fellow Shareholders of Codorus Valley Bancorp, Inc.:

On behalf of the Corporation’s Board of Directors, I am pleased to invite you to attend Codorus Valley Bancorp, Inc.‘s Annual Meeting of Shareholders to be held on Tuesday, May 18, 2004, at 9:00 a.m., prevailing time. The location of the Annual Meeting is the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403. At the Annual Meeting, you will have the opportunity to ask questions and to make comments. Enclosed with the proxy statement and notice of meeting is your proxy and Codorus Valley Bancorp, Inc.‘s 2003 Annual Report to Shareholders.

The principal business of the meeting is to elect three Class B Directors to serve for a term of three years and to transact any other business that is properly presented at the Annual Meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

I am delighted that you have invested in Codorus Valley Bancorp, Inc., and I hope that whether or not you plan to attend the Annual Meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will save Codorus Valley Bancorp, Inc. expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the Annual Meeting if you do not attend in person.

I look forward to seeing you on May 18, 2004 at the Corporation’s Annual Meeting.

Sincerely,

Larry J. Miller, President
and Chief Executive Officer

Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887

CODORUS VALLEY BANCORP, INC.

NASDAQ TRADING SYMBOL: CVLY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

PROXY STATEMENT

2004

www.peoplesbanknet.com

PROXY STATEMENT
Dated and to be mailed on or about April 1, 2004

Codorus Valley Bancorp, Inc.
Codorus Valley Corporate Center
105 Leader Heights Road
York, Pennsylvania 17403
(717) 747-1519

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2004

CODORUS VALLEY BANCORP, INC.
CODORUS VALLEY CORPORATE CENTER
105 LEADER HEIGHTS ROAD
YORK, PENNSYLVANIA 17403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2004

TO THE SHAREHOLDERS OF CODORUS VALLEY BANCORP, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Codorus Valley Bancorp, Inc. will be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania, on Tuesday, May 18, 2004, at 9:00 a.m., prevailing time, for the purpose of considering and voting upon the following matters:

1.	To elect three Class B directors each to serve for a three-year term and until their successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

        Only those shareholders of record, at the close of business on March 11, 2004, are entitled to notice of and to vote at the meeting.

        Please promptly sign the enclosed proxy and return it in the enclosed postpaid envelope. We cordially invite you to attend the meeting. Your proxy is revocable, and you may withdraw it at any time. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the Corporation before the vote at the meeting.

        We enclose, among other things, a copy of the 2003 Annual Report of Codorus Valley Bancorp, Inc.

BY ORDER OF THE BOARD OF DIRECTORS

Harry R. Swift, Esquire Secretary

York, Pennsylvania
April 1, 2004

YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

PROXY STATEMENT

Introduction

        This proxy statement is furnished in connection with the solicitation of proxies by Codorus Valley Bancorp, Inc., on behalf of the Board of Directors (the “Board”), for the 2004 Annual Meeting of Shareholders. This proxy statement and the related proxy card are being distributed on or about April 1, 2004.

        Codorus Valley Bancorp, Inc. will bear the expense of soliciting proxies. In addition to the use of the mail, directors, officers and employees of the Corporation and its subsidiaries may, without additional compensation, solicit proxies.

        The annual meeting of shareholders will be held on Tuesday, May 18, 2004, at 9:00 a.m. at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania. Shareholders of record at the close of business on March 11, 2004, are entitled to vote at the meeting.

        At the annual meeting, shareholders will vote to:

•	Elect three (3) Class B directors each to serve for a three-year term; and

•	Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

Proxies and Voting Procedures

        You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and will in no way limit your right to vote at the annual meeting, if you later decide to attend in person.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting, unless you obtain a proxy executed in your favor, from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

        By properly completing a proxy, you appoint Mildred L. Lackey, George E. McCullough and Bernard F. Young as proxy holders to vote your shares, indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted FOR election of the nominees identified in this Proxy Statement.

        You may revoke your written proxy by delivering written notice of revocation to Harry R. Swift, Esquire, Secretary of the Corporation, or by executing a later dated proxy and giving written notice of the revocation to Mr. Swift at any time before the proxy is voted at the meeting. Proxy holders will vote shares represented by proxies, if properly signed and returned, in accordance with instructions of shareholders.

        Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

        If you are also a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan, the enclosed proxy will not serve as a voting instruction card for your shares held in the Plan. Instead, Wells Fargo Bank, N.A., the Plan administrator, will provide Plan participants with a separate voting instruction card/proxy representing those shares held in the Dividend Reinvestment and Stock Purchase Plan. The separate voting instruction cards must be signed and returned to Wells Fargo or your shares held in the Plan will not be voted.

        At the close of business on March 11, 2004, Codorus Valley Bancorp, Inc. had 2,839,288 shares of common stock, par value $2.50 per share, issued and outstanding. Codorus Valley Bancorp, Inc.’s Articles of Incorporation authorize the Corporation to issue up to 10,000,000 shares of common stock, par value $2.50 per share. In addition to the common stock, Codorus Valley Bancorp, Inc. has 1,000,000 shares of preferred stock authorized, no shares of which are issued and outstanding.

Quorum

        A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and Codorus Valley Bancorp, Inc.’s Bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. Cumulative voting rights do not exist for the election of directors. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares present, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under Codorus Valley Bancorp, Inc.’s Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

GOVERNANCE OF THE CORPORATION

        Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices that the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the Nasdaq National Market, and SEC regulations, as well as best practices suggested by recognized governance authorities.

        Currently, our Board of Directors has nine members. Under the Nasdaq National Market standards for independence, D. Reed Anderson, Esquire, M. Carol Druck, MacGregor S. Jones, Rodney L. Krebs, Dallas L. Smith, George A. Trout, D.D.S., Donald H. Warner, and Michael L. Waugh, meet the standards for independence. This constitutes a substantial majority of our Board of Directors. Only independent directors serve on our Audit Committee, Corporate Governance and Nominating Committee, and Compensation Committee.

Meetings and Committees of the Board of Directors

        The Board of Directors of the Corporation has an Audit Committee, a Compensation Committee, which was formed in February 2004, and a Corporate Governance and Nominating Committee, which was formed in February 2004.

        Audit Committee.   Members of the Audit Committee, during 2003, were Dallas L. Smith, Chairman, D. Reed Anderson, Esquire, and Donald H. Warner. The Audit Committee met five times during 2003. The principal duties of the Audit Committee, as set forth in its charter, which is attached to this proxy statement, include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and appointing an independent certified public accountant.

        We have no “Audit Committee financial expert.” We are actively searching for a financial expert. However, the Board of Directors believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The Audit Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

        Compensation Committee.   During 2003, the full Board acted as the Compensation Committee. In February 2004, the Board approved creation of a Compensation Committee. The current members of the Compensation Committee, are D. Reed Anderson, Esquire, M. Carol Druck, MacGregor S. Jones, Rodney L. Krebs, Dallas L. Smith, George A. Trout, D.D.S., Donald H. Warner, and Michael L. Waugh. All members of the Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the NASD listing standards). The principal duties of the Compensation Committee include the establishment of policies dealing with various compensation plans for Codorus Valley Bancorp, Inc. In addition, the Compensation Committee makes recommendations to the Board with respect to compensation paid to senior executives.

        Nominating Committee.   The full Board of Directors of the Corporation performed the function of the Nominating Committee in 2003. The Board met once in 2003 to fulfill its role in nominating directors to the Board. In February 2004, the Board approved creation of a Corporate Governance and Nominating Committee. Members of the Corporate Governance and Nominating Committee are D. Reed Anderson, Esquire, M. Carol Druck, MacGregor S. Jones, Rodney L. Krebs, Dallas L. Smith, George A. Trout, D.D.S., Donald H. Warner, and Michael L. Waugh. All members of the Corporate Governance and Nominating Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the NASD listing standards). The principal duties of the Corporate Governance and Nominating Committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the Corporation and providing oversight in the evaluation of the Board and each committee. The Corporate Governance and Nominating Committee has no formal process for considering director candidates recommended by shareholders, but its policy is to give due consideration to any and all such candidates. If a shareholder wishes to recommend a director candidate, the shareholder should mail the name, background and contact information for the candidate to the Corporate Governance and Nominating Committee at the Corporation’s offices at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403. The Corporate Governance and Nominating Committee intends to develop a process for identifying and evaluating all nominees for director, including any recommended by shareholders, and minimum requirements for nomination. The Corporate Governance and Nominating Committee has a written charter that is attached to this proxy statement.

        The Board of Directors of Codorus Valley Bancorp, Inc. met twelve (12) times during 2003. There were a total of twenty-seven (27) meetings of the Board of Directors of PeoplesBank, A Codorus Valley Company in 2003. All directors attended at least 75% of the meetings of the Board of Directors and of the various committees on which they served. While the Corporation has no formal policy in place, Directors are encouraged to attend the Annual Meeting of Shareholders. All of our Directors attended the 2003 Annual Meeting of Shareholders and we expect that they will all attend this year’s meeting. The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. All members of the Board are visible members of the community who can be readily contacted by any shareholder.

Nomination of Directors

        Under our Bylaws, nominations for director may be made only by the Board of Directors or a Board of Directors committee, or by a shareholder of record entitled to vote. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and materials required by the Bylaws to our Corporate Secretary not less than 90 days prior to the first anniversary of the date for the preceding year’s annual meeting. For our annual meeting in the year 2005, we must receive this notice on or before February 17, 2005. You can obtain a copy of the full text of the Bylaw provision by writing to Harry R. Swift, Esquire, Secretary, Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, York, PA 17403. A copy of our Bylaws has been filed with the Securities and Exchange Commission as an exhibit to Form 8-K filed March 29, 2001.

Submission of Shareholder Proposals

        If a shareholder wants us to include a proposal in our proxy statement for presentation at our 2005 annual meeting of shareholders, the proposal must be received by us at our principal executive offices at Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, York, PA 17403 no later than December 1, 2004.

        If a shareholder proposal is submitted to the Corporation after December 2, 2004, it is considered untimely; and, although the proposal may be considered at the annual meeting, it may not be included in the Corporation’s 2005 proxy statement. The proposal must be delivered to our principal executive offices at Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, York, PA 17403, to the attention of our Corporate Secretary. We are not required to include any proposal received after December 2, 2004 in our proxy materials for the 2005 annual meeting.

ELECTION OF DIRECTORS

        Codorus Valley Bancorp, Inc.’s Bylaws provide that the Board of Directors consists of not less than five or more than twenty-five persons. The Board of Directors is also divided into three classes. Each class consists, as nearly as possible, of one-third of the directors. The Bylaws also provide that the directors of each class are elected for a term of three years, so that the term of office of one class of directors expires at the annual meeting each year. The Board of Directors determines the number of directors in each class.

        A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring on the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the expiration of the term of the class of directors to which he or she was appointed. There is a mandatory retirement provision in the Bylaws that provides for the retirement of directors at age 70.

        Article 10, Section 10.1 of Codorus Valley Bancorp, Inc.’s Bylaws requires that nominations, including those made by or on behalf of the existing management of Codorus Valley Bancorp, Inc., be made pursuant to timely notice in writing to the Secretary. To be timely, a shareholder’s notice must be delivered to or received at the principal executive offices of the Corporation not less than 90 days prior to the anniversary date of the immediately preceding meeting of shareholders of the Corporation called for the election of directors. The notice must also provide the specific information required by Section 10.1. The Board is required to determine whether nominations have been made in accordance with the requirements of the Bylaws. If they determine that a nomination was not made in accordance with the Bylaws, the shareholder will be given an opportunity to cure any deficiency in accordance with the Bylaws. You may obtain a copy of the Corporation’s Bylaws by writing to Harry R. Swift, Esquire, Secretary, Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403.

        The Board of Directors has fixed the number of directors at nine. There are three nominees for the Board of Directors for election at the 2004 Annual Meeting. The Board of Directors has nominated the following three persons for election to the Board of Directors for the terms specified:

Nominees for Class B Directors
For a Term of Three Years

M. Carol Druck
Donald H. Warner
Michael L. Waugh

        Each of the nominees presently serves as a director.

        In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by management. The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director if elected.

Information about Nominees and Continuing Directors

        Information, as of March 11, 2004, concerning the three nominees to the Board of Directors, and six continuing directors appear below.

Name and Age	Director Since	Principal Occupation for the Past Five Years and Positions Held with Codorus Valley Bancorp, Inc. and Subsidiaries
		Nominees – Class B – For a Term of Three Years until 2007
M. Carol Druck (55)	1988	Realtor, Morgan-Collins, Inc.; President, Druck Realty, Inc.; and Director, Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company
Donald H. Warner (65)	1990
President, Warners Motor Express, Inc. (moving and storage company);
Vice President, Codorus Valley Bancorp, Inc., 1993-2002; and
Director, Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley
		Company
Michael L. Waugh (48)	2002	State Senator, 28th District of the Commonwealth of Pennsylvania; and Director, Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company
		Class A – Continuing Directors until 2006
Rodney L. Krebs (63)	1988
President, Springfield Contractors, Inc. (a heavy equipment/earth moving firm); Vice Chairman and Director, Codorus Valley Bancorp, Inc.; and
		Chairman and Director, PeoplesBank, A Codorus Valley Company
Dallas L. Smith (58)	1986	President, Bruce V. Smith, Inc. (a retail furniture corporation); and Director, Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company
George A. Trout, D.D.S. (69)	1986	Retired Dentist; Chairman and Director, Codorus Valley Bancorp, Inc.; and Vice Chairman and Director, PeoplesBank, A Codorus Valley Company
		Class C – Continuing Directors until 2005
D. Reed Anderson, Esquire (61)	1994	Attorney-at-Law, Stock and Leader, LLP; and Director of Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company
MacGregor S. Jones (58)	1993	Retired Automobile Dealer; and Director, Codorus Valley Bancorp, Inc., and PeoplesBank, A Codorus Valley Company
Larry J. Miller (52)	1986	President, Chief Executive Officer and Director, Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company

SHARE OWNERSHIP

Principal Holders

        The following table shows, to the best of our knowledge, those persons or entities, who owned of record or beneficially, on March 11, 2004, more than 5% of the outstanding Codorus Valley Bancorp, Inc. common stock.

        Beneficial ownership of Codorus Valley Bancorp, Inc. common stock was determined by referring to Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

•	Voting power, which includes power to vote or to direct the voting of the stock; or
•	Investment power, which includes the power to dispose or direct the disposition of the stock; or
•	The right to acquire beneficial ownership within 60 days after March 11, 2004.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
PeoplesBank, A Codorus Valley Company	283,862	10.0
Trust and Investment Services Division
Codorus Valley Corporate Center
105 Leader Heights Road
York, PA 17403

(1)	141,918 shares of common stock beneficially owned by the Bank are held in its fiduciary capacity. The Bank has sole voting and dispositive power over these shares of common stock. 37,520 shares of common stock beneficially owned by the Bank are shares for which the Bank exercises shared dispositive power and sole voting power. 39,066 shares of common stock beneficially owned by the Bank are shares for which the Bank exercises sole voting power and no dispositive power. 49,608 shares of common stock beneficially owned by the Bank are shares for which the Bank exercises shared voting power and shared dispositive power. 15,750 shares of common stock beneficially owned by the Bank are shares for which the Bank has shared voting and shared dispositive power. The Bank, in its fiduciary capacity, intends to cast all shares under its control FOR the election of the nominees for Class B Director.

Beneficial Ownership of Executive Officers, Directors and Nominees

        The following table shows, as of March 11, 2004, the amount and percentage of Codorus Valley Bancorp, Inc. common stock beneficially owned by each director, each nominee, each named executive officer and all directors, nominees and executive officers of the Corporation as a group.

        Beneficial ownership of shares of Codorus Valley Bancorp, Inc. common stock is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

•	Voting power, which includes the power to vote or to direct the voting of the stock; or
•	Investment power, which includes the power to dispose or direct the disposition of the stock; or
•	The right to acquire beneficial ownership within 60 days after March 11, 2004.

        Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share. The percentage of all Codorus Valley Bancorp, Inc. common stock owned by each director, nominee or executive officer is less than 1% unless otherwise indicated.

Name of Individual or Identity of Group	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Nominees
D. Reed Anderson, Esquire	19,529	(1)	—%
M. Carol Druck	19,056	(2)	—%
MacGregor S. Jones	38,701	(3)	1.36%
Rodney L. Krebs	29,494	(4)	1.04%
Larry J. Miller	69,502	(5)	2.45%
Dallas L. Smith	21,193	(6)	—%
George A. Trout, D.D.S	79,281	(7)	2.79%
Donald H. Warner	13,236	(8)	—%
Michael L. Waugh	105		—%
Other Named Executives
Diane E. Hill, CPA	2,701	(9)	—%
Harry R. Swift, Esquire	4,376	(10)	—%
Jann Allen Weaver, CPA	6,436	(11)	—%
All Officers and Directors as a Group (12 persons)	303,610	(12)	10.69%

_________________

(1)	Includes 4,296 shares held in Mr. Anderson’s 401(k) plan and non-qualified stock options of 14,156.
(2)	Includes 3,464 shares held jointly with Mrs. Druck’s spouse, 590 shares held in trust for her grandchildren and non-qualified stock options of 14,156.
(3)	Includes 6,952 shares held in Mr. Jones’ IRA, 16,423 shares held jointly with his spouse, 2,615 shares held individually in his spouse’s IRA and non-qualified stock options of 11,841.
(4)	Includes 3,963 shares held in Mr. Krebs’ IRA, 8,751 shares held jointly with his spouse and non-qualified stock options of 14,156.
(5)	Includes 9,726 shares held jointly with Mr. Miller’s spouse, 302 shares held jointly with his mother, 791 shares held jointly with his daughter, 791 shares held jointly with his son, 883 shares held in Mr. Miller’s IRA and incentive stock options of 55,862.
(6)	Includes 513 shares owned individually in Mr. Smith’s spouse’s IRA and non-qualified stock options of 14,156.
(7)	Includes 7,210 shares held in Dr. Trout’s IRA, 369 shares held jointly with his spouse, 57,436 shares held in trust for his children, and nonqualified stock options of 14,156.
(8)	Includes 535 shares held in Mr. Warner’s IRA, and non-qualified stock options of 12,056.
(9)	Includes 137 shares held jointly with Mrs. Hill’s spouse, and incentive stock options of 2,564.
(10)	Represents Mr. Swift’s incentive stock options of 4,376.
(11)	Includes 406 shares held jointly with Mr. Weaver’s spouse, and incentive stock options of 6,030.
(12)	Includes 36,649 shares reported in Schedule 13 G, as amended, of the Trust and Investment Services Division of PeoplesBank, A Codorus Valley Company (23,935 shares are held for the benefit of MacGregor S. Jones and 12,714 shares are held for the benefit of Rodney L. Krebs.)

Executive Officers

        The following table provides information, as of March 11, 2004, about the Corporation’s executive officers.

Name	Age	Principal Occupation For the Past Five Years and Position Held with Codorus Valley Bancorp, Inc. and Subsidiaries
George A. Trout, D.D.S	69	Chairman of the Board, Codorus Valley Bancorp, Inc. and Vice Chairman of the Board, PeoplesBank, a Codorus Valley Company

Larry J. Miller	52	President and Chief Executive Officer, Codorus Valley Bancorp, Inc. and PeoplesBank, a Codorus Valley Company

Harry R. Swift, Esquire	56	Vice President and Secretary, Codorus Valley Bancorp, Inc.; General Counsel, Executive Vice President and Cashier, PeoplesBank, a Codorus Valley Company

Name	Age	Principal Occupation For the Past Five Years and Position Held with Codorus Valley Bancorp, Inc. and Subsidiaries
Diane E. Hill, CPA	33	Vice President and Auditor, Codorus Valley Bancorp, Inc. and PeoplesBank, a Codorus Valley Company

Jann Allen Weaver, CPA	54	Treasurer/Assistant Secretary, Codorus Valley Bancorp, Inc.; Executive Vice President and Chief Financial Officer, PeoplesBank, a Codorus Valley Company

COMPENSATION AND PLAN INFORMATION

Executive Compensation

        The following table summarizes the total compensation, for each of the last three years for Larry J. Miller, Codorus Valley Bancorp Inc.’s President and Chief Executive Officer and Harry R. Swift, Esquire, Codorus Valley Bancorp, Inc.’s Vice President and Secretary. These individuals are referred to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)(1)	LTIP Payouts ($)	All Other Compensation ($)(2)(3)(4)(5)(6)(7)
Larry J. Miller,	2003	202,500	(8)	8,000	0	0	0	0	79,170
President and	2002	194,365		0	0	0	0	0	73,266
Chief Executive of the Corporation, General Counsel, Executive Vice President and Cashier of the Bank	2001	180,000		0	0	0	8,000	0	66,376

Harry R. Swift,	2003	168,577	(9)	6,000	0	0	0	0	40,694
Esquire, Secretary,	2002	156,481		250	0	0	0	0	37,118
and Vice President Officer of the Corporation and the Bank	2001	148,000		600	0	0	1,500	0	35,147

(1)	As adjusted for all stock dividends distributed through December 31, 2003.
(2)	Includes Bank contributions to the 401(k) plan on behalf of Mr. Miller of $6,000, $5,500 and $5,100 for 2003, 2002 and 2001, respectively.
(3)	Includes life insurance premiums paid on behalf of Mr. Miller in the amount of $714, $658 and $565 for 2003, 2002 and 2001, respectively; life insurance premiums paid on behalf of Mr. Swift in the amount of $841, $748, and $651 for 2003, 2002 and 2001, respectively.
(4)	Includes the payment for Mr. Miller’s vehicle valued at $2,870, $2,245 and $1,269 for 2003, 2002 and 2001, respectively; payment for Mr. Swift’s vehicle valued at $4,192, $4,550 and $4,725 for 2003, 2002 and 2001, respectively. Also includes payments for Well days program to Mr. Miller of $3,750, $3,750 and $3,462 for 2003, 2002 and 2001, respectively.
(5)	Includes a vacation payout to Mr. Swift of $929 in 2003.
(6)	Includes $63,828, $58,917, and $54,415 accrued by the Bank pursuant to Mr. Miller’s Salary Continuation Agreement for 2003, 2002, and 2001, respectively; and $33,182, $30,366, and $28,171 accrued by the Bank pursuant to Mr. Swift’s Salary Continuation Agreement for 2003, 2002, and 2001, respectively.

(7)	Includes $2,008, $2,196, and $1,592 accrued by the Bank for Mr. Miller pursuant to the officer group term replacement plan in 2003, 2002, and 2001, respectively; and $1,550, $1,454, and $1,600 accrued by the Bank for Mr. Swift pursuant to the officer group term replacement plan in 2003, 2002, and 2001, respectively.
(8)	Mr. Miller’s base pay in 2003 was $195,000. However, due to an extra pay period in 2003, Mr. Miller was paid an additional $7,500.
(9)	Mr. Swift’s base pay in 2003 was $161,000. However, in 2003, due to an extra pay period, Mr. Swift was paid an additional $6,192 and due to a change in salary administration an adjustment of $1,385 was paid.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End OptionValues

        The following table summarizes option exercises during 2003 by the Named Executive Officers and presents the value of their unexercised options at December 31, 2003:

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)(1) Exercisable/Unexercisable	Value of Unexercised In-the-money Options at Fiscal Year-End ($)(2) Exercisable/Unexercisable
Larry J. Miller	0	0	54,404/17,571	440,449/119,057

Harry R. Swift, Esquire	0	0	6,030/0	39,900/0

(1)	Adjusted for all stock dividends distributed through December 31, 2003.

(2)	The fair market value of the Corporation’s common stock on December 31, 2003 was $20.90 per share.

        The column “Value Realized” shows the difference between the fair market value on the date of exercise and the exercise price of the options exercised, if any options were exercised. “In-The-Money Options” are stock options where the market price of the underlying common shares exceeded the exercise price at December 31, 2003. The value of these options is determined by subtracting the total exercise price from the total fair market value of the underlying common shares on December 31, 2003.

Securities Authorized for Issuance under Equity Compensation Plans

        The following table discloses the number of outstanding options, warrants and rights granted by the Corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. The table provides this information separately for equity compensation plans that have and have not been approved by security holders.

	(A)(#) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	(B)($) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights(1)	(C)(#) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column(A)(1)
Equity Compensation Plans Approved
by Shareholders(2)	201,337	$14.15	97,019
Equity Compensation Plans Not Approved
by Shareholders(3)	n/a	n/a	10,796
Totals	201,337	$14.15	107,815

(1)	As adjusted for stock dividends distributed through December 31, 2003.
(2)	Includes shares issued under Codorus Valley Bancorp, Inc.’s 1996 Stock Incentive Plan, 1998 Independent Directors’ Stock Option Plan and 2000 Stock Incentive Plan.
(3)	Includes shares available for issuance under the Employee Stock Bonus Plan.

Stock Incentive Plans

        Codorus Valley Bancorp, Inc. maintains 1996 and 2000 Stock Incentive Plans. The purpose of the Stock Incentive Plans are to advance the development, growth and financial condition of Codorus Valley Bancorp, Inc. and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the Corporation in order to secure, retain and motivate personnel responsible for the operation and management of Codorus Valley Bancorp, Inc. and its subsidiaries.

        The plans provide for awards of qualified stock options and non-qualified stock options to officers and other employees. The Board of Directors’ Compensation Committee, consisting exclusively of nonemployee directors, administers the 2000 Stock Incentive Plan and the full Board administers the 1996 Stock Incentive Plan. Persons eligible to receive awards under the Stock Incentive Plans are those key officers and other management employees of the Corporation and its subsidiaries as determined by the committee.

        The Corporation granted no options under the 1996 Stock Incentive Plan or the 2000 Stock Incentive Plan during 2003. There were no options exercised during 2003. At December 31, 2003, there were no further shares available for future grants under the 1996 Stock Incentive Plan and 97,019 options under the 2000 Stock Incentive Plan.

Employee Stock Bonus Plan

        In 2001, the Corporation implemented an Employee Stock Bonus Plan, administered by nonemployee members of the Corporation’s Board of Directors, under which the Corporation may issue shares of its common stock to employees as performance based compensation. As of December 31, 2003, 10,796 shares of common stock were reserved for possible issuance under this plan, subject to future adjustment in the event of specified changes in the Corporation’s capital structure. Under the Employee Stock Bonus Plan, 66 shares of stock were issued during 2003 and 152 shares of stock were issued during 2002.

401(k) Retirement Plan

        The Bank maintains and sponsors a defined contribution 401(k) savings and investment plan. The 401(k) plan is administered by a committee which is appointed by the Board of Directors. The 401(k) plan is subject to the Internal Revenue Code of 1986 and to the regulations promulgated thereunder. Participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

        Each Bank employee who attains the age of 21 and successfully completes any probationary period(s), and if part time completes 1,000 hours of service per year, may participate in the 401(k) plan. An eligible employee may elect to contribute certain portions of salary, wages, bonus (other than year-end bonus), or other direct remuneration to the 401(k) plan. Generally, eligible employees may not contribute more than 20% of their compensation. In 2003, 2002, and 2001, the Bank matched 50% of the first 6% of the employee’s contributions. The Bank’s contributions to the 401(k) plan for each participant vest in 3 years from plan enrollment. The employee’s contributions to the 401(k) plan vest immediately. The Bank incurred expenses of $103,000, $92,000 and $77,000, for financial reporting purposes during 2003, 2002, and 2001, respectively, in connection with the 401(k) plan.

Employment Agreements

        In 1993, the Corporation, the Bank and Larry J. Miller, President and Chief Executive Officer of the Corporation and the Bank, entered into an employment agreement for a term of 3 years, which term renews automatically for an additional 12 months at the end of each calendar year unless the Corporation and the Bank provide written notice to Mr. Miller of non-renewal. The agreement specifies Mr. Miller’s positions and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

        Under the terms of his employment agreement, Mr. Miller serves as the President and Chief Executive Officer of the Corporation and of the Bank and as a member of the Boards of Directors of the Corporation and of the Bank. Pursuant to his employment agreement, Mr. Miller was entitled to an annual direct salary of $195,000 in 2003. This salary may be increased in subsequent years as the Boards of

Directors deem appropriate. In addition, the Boards of Directors of the Corporation and the Bank have discretion to pay a periodic bonus to Mr. Miller. Mr. Miller is not entitled to receive director’s fees or other compensation for serving on the Corporation’s or the Bank’s Boards of Directors or their committees. Mr. Miller is also entitled to receive the employee benefits made available to Bank employees and to use a vehicle provided by the Bank.

        As amended in October 1997, the agreement with Mr. Miller provides that if his employment is terminated by the Corporation or the Bank, due to death, disability or “for cause”, then he is entitled to the full annual direct salary through the date of termination. If Mr. Miller’s employment is terminated by the Corporation or the Bank other than pursuant to death, disability or “for cause”, then he is entitled to his full annual direct salary from the date of termination through the last day of the term of the agreement, or an amount equal to his current annual direct salary, whichever is greater. If Mr. Miller terminates his employment for “good reason”, then he is entitled to an amount equal to his direct annual salary. As amended in 1997, if Mr. Miller’s employment is terminated as a result of a change in control, then he is entitled to receive a lump sum payment equal to 2.99 times his then current direct annual salary and will continue his eligibility to participate in all employee benefit plans and programs in which he was previously entitled to participate.

Change of Control Agreements

        On October 1, 1997, the Corporation, the Bank and Harry R. Swift, Esquire, Secretary and Vice President of the Corporation and General Counsel, Executive Vice President and Cashier of the Bank, entered into a change of control agreement that provides certain benefits to Mr. Swift in the event of a change of control. The agreement becomes operative only upon a change in control of the Corporation or the Bank or other specified event. The initial term of the agreement is 39 months and each subsequent term consists of a 36 month period, which term automatically renews for an additional 12 months at the end of each calendar year unless the Corporation and the Bank provide written notice to Mr. Swift of non-renewal. The agreement specifies payments upon termination as of the date of the change of control at not less than 2 times Mr. Swift’s then current annual direct salary.

Salary Continuation Agreements

        On October 1, 1998, the Bank entered into salary continuation agreements with Larry J. Miller and Harry R. Swift, Esquire. These agreements provide for certain payments to these named executives following the executive’s normal retirement date and continuing for 239 months for Mr. Miller and 179 months for Mr. Swift. The agreements contain provisions for early retirement, disability benefits, death benefits and payments on specified changes of control. The agreements also contain non-competition provisions.

Supplemental Retirement Plans

        In 1998, the Bank provided group term life insurance replacement plans for specific executive officers. These plans are the funding vehicle for payments to the executives upon certain specified events. The specified events include a change of control and the executive’s normal retirement. In addition, the Bank provided a director approved group term life insurance replacement plan for the benefit of the Corporation’s directors. This plan provides for payments to accrue to the directors following termination of their service as a member of the Board of Directors. These supplemental retirement plans replaced, in part, other insurance coverages.

Directors’ Compensation

        In 2003, members of the Corporation’s Board of Directors were not paid for attendance at board meetings or committee meetings. The Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings.

        In 2003, the Bank’s non-employee directors were compensated for their services rendered as follows:

•	a monthly retainer of $700;

•	directors' fees of $425 for each regular or special meeting attended; and

•	committee meeting fees paid at the rate of $125 per hour for attendance on days the Board met in session, and $150 per hour for attendance on any other day.

        The Bank’s chairman of the Board received a monthly retainer of $800 in 2003. In addition, the Bank paid life insurance premiums on behalf of the non-employee Bank directors, which amounted to $2,101 in 2003. In the aggregate, the Bank paid $170,341 to the Board of Directors in 2003.

Independent Directors’ Deferred Compensation Plan

        The Corporation maintains a deferred compensation plan for non-employee, or “independent” directors. Participants may elect to defer receipt of compensation in order to gain certain tax benefits under Internal Revenue Code Section 451. This plan is not funded by the Corporation.

Independent Directors’ Stock Option Plan

        The Corporation maintains the Codorus Valley Bancorp, Inc. 1998 Independent Directors Stock Option Plan. The Corporation’s shareholders approved the plan at the 1998 annual meeting and the Board of Directors originally reserved 100,000 shares, or 127,628 shares as of December 31, 2003, as adjusted for stock dividends, for issuance under the plan. The purposes of the plan are to advance the Corporation’s and the Bank’s development, growth and financial condition by providing additional incentives to nonemployee members of the Corporation’s Board of Directors by encouraging them to acquire stock ownership in the Corporation and to secure, retain and motivate non-employee directors.

        Directors who are not employees of the Corporation or its subsidiaries are eligible to receive awards under the plan. Pursuant to the terms of the plan, each non-employee director who attended at least 75% of the total number of Board of Directors and committee meetings during the previous fiscal year is granted non-qualified stock options at each annual reorganization meeting of the Corporation. The first award under the plan was made at the 1998 organization meeting. The purchase price of common stock subject to each stock option granted is the fair market value at the time of grant. The recipient may exercise these stock options for ten years from the grant date. As of December 31, 2003, the Corporation had granted all 127,628 stock options available for issuance under this plan, as adjusted for applicable stock dividends and/or stock splits. This aggregate amount includes stock options that may have been cancelled and/or exercised prior to December 31, 2003.

Transactions with Directors and Executive Officers

        Some of Codorus Valley Bancorp, Inc.’s directors and executive officers and the companies with which they are associated were customers of and had banking transactions with Codorus Valley Bancorp, Inc.’s subsidiary Bank during 2003. All loans and loan commitments made to them and to their companies were made in the ordinary course of business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the Bank, and did not involve more than a normal risk of collectibility or present other unfavorable features. Total loans to these persons at December 31, 2003, amounted to $3,434,000. Codorus Valley Bancorp, Inc.’s subsidiary Bank anticipates that it will enter into similar transactions in the future.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Committee Report

        The Corporation’s Board of Directors governs the Corporation and its subsidiaries. In fulfilling its fiduciary duties, the Board of Directors endeavors to act in the best long-term interests of the Corporation’s shareholders, customers, and the communities served by the Corporation and its subsidiaries. To accomplish the Corporation’s strategic goals and objectives, the Board of Directors engages competent persons, who undertake to accomplish these objectives with integrity and with cost-effectiveness. The Board of Directors fulfills part of its strategic mission through the compensation of these individuals. The Bank, the Corporation’s wholly-owned financial subsidiary, provides compensation to the Bank’s directors and employees.

        The Corporation seeks to offer competitive compensation opportunities for all employees based on the individual’s contribution and personal performance. The entire Board of Directors (comprised of the individuals named below) administers the compensation program. The Board seeks to establish a fair compensation policy to govern the executive officers base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers, whose efforts will enhance the Corporation’s products and services and will result in improved profitability, increased dividends to the shareholders, and subsequent appreciation in the market value of the Corporation’s shares.

        The Board reviews and annually approves the compensation of the Corporation’s and the Bank’s top executives, including the chief executive officer, executive vice presidents, senior vice presidents, and all other vice presidents. As a guideline in determining base salaries, the Board uses information composed of a Pennsylvania bank peer group. This peer group of banks with assets of $300 million to $500 million is different than the peer group used for the performance graph. The peer group on the performance graph includes bank holding companies and banks listed on NASDAQ, which may not be located in Pennsylvania. The Corporation uses Pennsylvania peer group banks because of common industry issues and competition for the same executive talent group.

        The Board of Directors does not deem Section 162(m) of the Internal Revenue Code (the IRC) to be applicable to the Corporation at this time. The Board of Directors intends to monitor the future application of IRC Section 162(m) to the compensation paid to its executive officers; and, in the event that this section becomes applicable, the Board of Directors intends to amend the Corporation’s and the Bank’s compensation policies to preserve the deductibility of the compensation payable under the policies.

Chief Executive Officer’s Compensation

        The Board of Directors determined that the chief executive officer’s 2003 compensation be set at $195,000, which was appropriate in light of the following 2003 Codorus Valley Bancorp, Inc. major accomplishments: effectively implementing the Corporation’s business and strategic plans, and achieving anticipated results. Additionally, the chief executive officer was actively and effectively involved in numerous community activities and served in leadership positions as immediate past chairman of the York County Economic Development Corporation, vice-chairman of the William F. Goodling Regional Advanced Skills Center, vice president of the York-Adams Council of the Boy Scouts of America and on the Board of Directors of Better York, Inc. and the York Foundation. No direct correlation exists between the chief executive officer’s compensation, any change in the chief executive officer’s compensation, and any of the above criteria, nor does the Board give any weight to any of the above specific individual criteria. The Board subjectively determines the chief executive officer’s compensation based on a review of all relevant information.

Executive Officers’ Compensation

        The Board of Directors increased the 2003 compensation of the Corporation’s and the Bank’s executive officers by approximately 3.0% over 2002 compensation. The Board determined these increases based on its subjective analysis of the individual’s contribution to the Corporation’s strategic goals and objectives. In determining whether the strategic goals have been achieved, the Board considers numerous factors. Although the Board measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee’s compensation, nor does the Board, in its analysis, attribute specific weight to any such criteria. The Board makes a subjective determination after review of all relevant information, including the above.

        In addition to base salary, the Corporation’s and the Bank’s executive officers may participate in annual and long-term incentive plans, including the Bank’s 401(k) plan and the Corporation’s stock incentive plan.

        General labor market conditions, the individual’s specific responsibilities and the individual’s contributions to the Corporation’s success influence total compensation opportunities available to the Corporation’s and the Bank’s executive officers. The Board reviews individuals annually and strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the Corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

        This report is furnished by Codorus Valley Bancorp, Inc.’s Board of Directors, which performs the functions of a compensation committee. President Miller did not participate in the discussion or vote relating to his compensation.

Board of Directors

D. Reed Anderson, Esquire	Rodney L. Krebs	George A. Trout, D.D.S.
M. Carol Druck	Larry J. Miller	Donald H. Warner
Macgregor S. Jones	Dallas L. Smith	Michael L. Waugh

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is comprised of directors who meet Nasdaq National Market standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in February 2004 and which is attached to this proxy statement.

        The Audit Committee met with management periodically during the year to consider the adequacy of the Corporation’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Corporation’s independent certified public accountants and with appropriate Corporation’s financial personnel and internal auditors. The Audit Committee also discussed with the Corporation’s senior management and independent certified public accountants the process used for certifications by the Corporation’s chief executive officer and chief financial officer which are required for certain of the Corporation’s filings with the Securities and Exchange Commission.

        The Audit Committee met privately at its regular meetings with both the independent certified public accountants and the internal auditors, each of whom has unrestricted access to the Audit Committee.

        The Audit Committee appointed and the Board approved Beard Miller Company LLP as the independent certified public accountants for the Corporation after reviewing the firm’s performance and independence from management.

        Management has primary responsibility for the Corporation’s financial statements and the overall reporting process, including the Corporation’s system of internal controls.

        The independent certified public accountants audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Corporation in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

        The Audit Committee reviewed with management and Beard Miller Company LLP, the Corporation’s independent certified public accountants, the Corporation’s audited financial statements and met separately with both management and Beard Miller Company LLP to discuss and review those financial statements and reports prior to issuance. Management has represented, and Beard Miller Company LLP has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee received from and discussed with Beard Miller Company LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the Corporation. The Audit Committee also discussed with Beard Miller Company LLP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. The Audit Committee implemented a procedure to monitor certified public accountant independence, reviewed audit and non-audit services performed by Beard Miller Company LLP and discussed their independence.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors and the Board has approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

        Aggregate fees billed to Codorus Valley Bancorp, Inc. by Beard Miller Company LLP for services rendered are presented below:

	Year Ended December 31,
	2003	2002
Audit fees	$59,210	$49,253
Audit related fees	0	4,660
Tax fees	8,014	6,710
All other fees	0	0

Total fees	$67,224	$60,623

        Audit fees include services for the audit of the consolidated financial statements and review of the quarterly financial statements included in the form 10-Qs and the annual form 10-K. Audit related fees including fees in 2002 relate to assistance with accounting for stock options. The tax fees include preparation of state and federal tax returns, assistance with a low income housing partnership and assistance with long-term care insurance.

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent certified public accountants. These services may include audit services, audit related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent certified public accountants. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent certified public accountants are required to provide detailed back-up documentation at the time of approval. The Audit Committee approved all fees, including tax fees, during 2003.

        The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Beard Miller Company LLP’s independence.

Audit Committee

Dallas L. Smith, Chairman
D. Reed Anderson, Esquire
Donald H. Warner

SHAREHOLDER RETURN PERFORMANCE GRAPH

        The following graph compares the yearly dollar change in the cumulative total shareholder return on Codorus Valley Bancorp, Inc.’s common stock against the cumulative total return of the S & P 500 Stock Index, the Nasdaq Bank Index, the SNL MidAtlantic Bank Index, and the Nasdaq Composite Index for the period of five fiscal years commencing January 1, 1999, and ending December 31, 2003. The graph shows the cumulative investment return to shareholders based on the assumption that a $100 investment was made on December 31, 1998, in each of Codorus Valley Bancorp, Inc.’s common stock, the S & P 500 Stock Index, the Nasdaq Bank Index, the SNL MidAtlantic Bank Index, and the Nasdaq Composite Index. We computed returns assuming the reinvestment of all dividends. The shareholder return shown on the following graph is not indicative of future performance.

Total Return Performance

Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Codorus Valley Bancorp, Inc.	100.00	104.60	101.90	94.66	114.90	170.43
S&P 500*	100.00	121.11	110.34	97.32	75.75	97.40
NASDAQ – Total US	100.00	185.95	113.19	89.65	61.67	92.90
NASDAQ Bank Index*	100.00	96.15	109.84	118.92	121.74	156.62
SNL Mid-Atlantic Bank Index	100.00	127.05	155.70	146.73	112.85	160.45

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004.
   Used with permission. All rights reserved. crsp.com.

SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Codorus Valley Bancorp, Inc.’s directors, executive officers and shareholders who beneficially own more than 10% of Codorus Valley Bancorp, Inc.’s outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Codorus Valley Bancorp, Inc. with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2003.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        The Board of Directors has selected Beard Miller Company LLP as independent certified public accountants for the examination of its financial statements for the fiscal year ending December 31, 2004. Beard Miller Company LLP served as the Corporation’s independent certified public accountants for the year ended December 31, 2003.

        We expect a representative of Beard Miller Company LLP to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative desires to do so.

ADDITIONAL INFORMATION

        Any shareholder may obtain a copy of Codorus Valley Bancorp, Inc.’s Annual Report or Form 10-K for the year ended December 31, 2003, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to the Treasurer, Codorus Valley Bancorp, Inc., 105 Leader Heights Road, York, PA 17403. You may also view these documents on our website at www.peoplesbanknet.com, click the Codorus Valley Bancorp, Inc. link, and then click on Securities and Exchange Commission link.

OTHER MATTERS

        The Board of Directors knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the proxy holders will vote the proxies in what they determine to be the Corporation’s best interests.

Exhibit A

CODORUS VALLEY BANCORP, INC.

AUDIT COMMITTEE CHARTER

I.	Authorization

The Audit Committee of Codorus Valley Bancorp, Inc. (the “Corporation”) is a standing committee of the Board of Directors (“Board”) authorized by the Corporation’s Bylaws.

II.	Purpose

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Corporation’s financial statements and financial reporting process and the Corporation’s systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Corporation’s financial statements, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence and performance; (iv) the Corporation’s compliance with legal and regulatory requirements, including the Corporation’s disclosure controls and procedures; (v) the fulfillment of the other responsibilities set out herein; and (vi) monitor the Corporation’s compliance with the Code of Conduct. The report of the Audit Committee required by the rules of the Securities and Exchange Commission (“SEC”) shall be included in the Corporation’s annual proxy statement.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In carrying out its oversight responsibilities, as permitted under the Pennsylvania Business Corporation Law of 1988, as amended, the Audit Committee members are entitled to rely in good faith on the expertise, integrity and knowledge of management, the internal and independent auditors and corporate counsel.

III.	Membership and Structure

The Audit Committee shall be comprised of at least three members of the Board, and the members shall meet the independence, experience, and expertise requirements of the NASDAQ Stock Market and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

All members of the Audit Committee will have a general understanding of finance and accounting practices and each member shall be free of any relationship that, in the opinion of the Board would, under applicable laws and regulations, make the director not independent. The Board will determine if any member is a “financial expert” as defined by the SEC.

IV.	Authority

The Audit Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors (subject to shareholder ratification) and shall approve in advance all audit

Exhibit A

engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Corporation shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee. Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Corporation, and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

The Audit Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Audit Committee.

The Audit Committee may conduct or authorize investigations into any matter, within the Audit Committee’s scope of responsibilities, brought to its attention.

V.	Duties and Responsibilities

The Audit Committee shall have the following duties and responsibilities:

Meetings and Access

•	Meet on a regular basis at least four times each year, including at least once each quarter. The Audit Committee may hold special meetings upon the call of the Chair of the Committee. At Committee meetings, a majority of the total members will constitute a quorum.

•	Meet separately, periodically, with management, independent auditors, chief audit executives and any other Corporation Committees that the Audit Committee determines appropriate.

•	Minutes shall be kept by a member of the Audit Committee or a person designated by the Audit Committee.

•	Regularly report to the Board on the Audit Committee’s activities.

•	Annually review and evaluate its own performance.

•	Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Financial Statement and Disclosure Matters

•	Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.

Exhibit A

•	Prepare annually a report for inclusion in the Corporation’s proxy statement relating to its annual shareholders meeting. In that report, the Audit Committee will state whether it has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time; (iii) received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time, and has discussed with the independent auditors, the independent auditors’ independence.

•	Review and discuss with management and the independent auditors the Corporation’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

•	Discuss generally the Corporation’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies to the extent required by applicable law or listing standards. The Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

•	Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q’s about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Corporation’s internal controls.

•	At least annually prior to the filing of the Audit Report with the SEC (and more frequently if appropriate), review and discuss reports from the independent auditors on, among other things, certain:

•	Critical accounting policies and practices to be used;

•	Alternative treatments of financial information within generally accepted accounting principles;

•	Other material written communications between the independent auditors and management, such as any management letter and the Corporation’s response to such letter or schedule of unadjusted differences; and

•	Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm’s national office with respect to difficult auditing or accounting issues presented by the engagement.

•	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

Exhibit A

•	Review and discuss with management and the independent auditors, at least annually, significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Corporation’s selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Corporation’s financial statements.

•	Review with management the Audit Committee’s evaluation of the Corporation’s internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management’s conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in, or material noncompliance with such controls and procedures.

•	Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

Authorization of the Corporation’s Whistleblower’s Policy

•	Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Corporation employees of concerns regarding questionable accounting or auditing matters.

Oversight of the Corporation’s Relationship with the Independent Auditors

•	The independent auditor shall report directly to the Audit Committee;

•	Receive and discuss a report from the independent auditors at least annually regarding:

•	The independent auditors’ internal quality-control procedures;

•	Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

•	Any steps taken to deal with any such issues; and

•	All relationships between the independent auditors and the Corporation, in order to assess the independent auditors’ independence.

•	Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Corporation by the independent auditors, all as required by applicable law or listing standards. Pre-approval authority may be delegated to one or more members of the Audit Committee.

Exhibit A

•	Review and discuss the scope and plan of the independent audit.

•	Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and the Corporation’s legal counsel. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 — “Independence Discussions with Audit Committees.”) The Audit Committee shall present its conclusions to the Board, and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

•	Recommend to the Board, policies for the Corporation’s hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

Oversight of Audit and Risk Review (“ARR”)

The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal accounting controls, financial systems or financial statements, and the accuracy of management reporting and compliance with laws, regulations and Corporation policy. As used in this section, the “lead or coordinating auditor”refers to the Corporation’s internal auditor or if such services are outsourced, to the auditor of the public accounting firm primarily responsible for the Corporation’s internal audit functions.

•	Review and discuss the appointment and replacement of the lead or coordinating auditor.

•	Review and discuss the ARR findings that have been reported to management, management’s responses, and the progress of the related corrective action plans.

•	Review and evaluate the adequacy of the work performed by the lead or coordinating auditor and ARR, and ensure that ARR is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

Compliance Oversight Responsibilities

•	Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Corporation and the Corporation’s compliance with applicable law and listing standards.

•	Review and discuss the report of the lead or coordinating auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of the Corporation’s senior management.

•	Review and discuss with management and the independent auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or auditor observations that raise significant issues regarding the Corporation’s financial statements or accounting policies.

Exhibit A

•	Obtain regular updates from management and Corporation counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Corporation’s compliance policies.

•	Advise the Board with respect to policies and procedures regarding compliance with the Corporation’s Code of Conduct including review of the process for communicating the Code of Conduct to Corporation personnel and for monitoring compliance.

Exhibit B

CODORUS VALLEY BANCORP, INC.

CORPORATE GOVERNANCE
AND
NOMINATING COMMITTEE CHARTER
OF THE BOARD OF DIRECTORS
ADOPTED
FEBRUARY 24, 2004

I.	AUTHORIZATION

Pursuant to Codorus Valley Bancorp, Inc.’s (the “Corporation”) Bylaws, the Board of Directors (the “Board”) has passed resolutions that authorize the formation of a Nominating and Governance Committee of the Board of Directors (the “Committee”).

II.	PURPOSE

To provide continuing assistance to the Board regarding matters relating to governance, performance and composition of the Board.

III.	MEMBERSHIP AND STRUCTURE

The Committee shall be composed of five or more directors. Members of the Committee shall be appointed and removed by the Board. All members of the Committee shall be independent and meet the applicable independence requirements of the Nasdaq National Market.

The Committee shall meet as needed at stated times without notice or on notice to all by order of the Chairman of the Board of Directors.

The Committee shall have the authority to delegate any of its responsibilities to subcommittees, in accordance with applicable law, as the Committee may deem appropriate in its sole discretion.

The Committee shall report its actions and recommendations to the Board via written minutes after each Committee meeting.

The Committee shall have the authority to retain any search firm to assist in identifying director candidates and to retain outside counsel and any other advisors, as the committee may deem appropriate, in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

A.	Identify individuals qualified to become Board members, who reflect the criteria as specified by the Board;

B.

Recommend to the Board nominees to fill vacancies on the Board and the nominees to stand for election as directors at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders);

B-1

Exhibit B

C.	Develop and recommend to the Board the Corporate Governance Guidelines of the Corporation and any proposed changes to such practices;

D.	Periodically review and assess Board and management performance and lead the Board self-evaluation process;

E.	Annually review and assess the Committee’s performance and charter and propose changes to the charter to the Board.

B-2

Codorus Valley Bancorp, Inc.

Larry J. Miller
President and
Chief Executive Officer

April 1, 2004

Dear Dividend Reinvestment and Stock Purchase Plan Participant:

As a participant in Codorus Valley Bancorp, Inc.'s Dividend Reinvestment and Stock Purchase Plan (the "Plan"), you are entitled to instruct the Plan's administrator, Wells Fargo Bank, N.A., to vote the Plan shares held on your behalf at Codorus Valley Bancorp, Inc.'s 2004 Annual Meeting of Shareholders. To instruct the Plan administrator as to how you would like these shares voted at the Annual Meeting, please complete the enclosed Voting Instruction Card/Proxy and return it to Wells Fargo. At the Annual Meeting, if a participant executed and returned a Voting Instruction Card/Proxy, the Plan administrator will vote the participant's whole and fractional interests credited to his or her account, to the extent permitted by law or the Corporation's bylaws.

The Board of Directors encloses a copy of Codorus Valley Bancorp, Inc.'s Notice of Annual Meeting and Proxy Statement in connection with the 2004 Annual Meeting of Shareholders and a copy of Codorus Valley Bancorp, Inc.'s 2003 Annual Report to Shareholders. Also enclosed is your Voting Instruction Card/Proxy which you should complete and promptly return to the Plan administrator in the enclosed envelope.

If you have any questions, please contact Wells Fargo Shareowner Services at (800)468-9716 or the undersigned at (717)747-1519.

Sincerely,

Larry J. Miller, President
and Chief Executive Officer

Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887

CODORUS VALLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 18, 2004
9:00 a.m. Prevailing Time

CODORUS VALLEY CORPORATE CENTER
105 Leader Heights Road
York, PA 17403

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Codorus Valley Bancorp, Inc.	PROXY

CODORUS VALLEY BANCORP, INC.
DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
VOTING INSTRUCTION CARD/PROXY

Annual Meeting of Shareholders to be held on May 18, 2004
This Voting Instruction Card/Proxy is solicited on behalf of the Board of Directors

The undersigned hereby constitutes and appoints Wells Fargo Bank, N.A. proxy holder of the undersigned, with full power of substitution, to vote all of the shares of Codorus Valley Bancorp, Inc. (the “Corporation”) held in the Corporation’s Dividend Reinvestment and Stock Purchase Plan on behalf of the undersigned that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403 on Tuesday, May 18, 2004, commencing at 9:00 a.m., prevailing time, and at any adjournment or postponement thereof, as indicated upon the matters described in the proxy statement.

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SHARES OF COMMON STOCK HELD IN YOUR PLAN ACCOUNT BUT NOT REGISTERED IN YOUR NAME. THESE SHARES OF COMMON STOCK CAN BE VOTED ONLY BY THE PLAN ADMINISTRATOR AS THE HOLDER OF THE SHARES.

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTION CARD/PROXY TO WELLS FARGO BANK, N.A. IN THE RETURN ENVELOPE PROVIDED.

THIS VOTING INSTRUCTION CARD/PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

See reverse for voting instructions.

Please detach here

The Board of Directors Recommends a Vote FOR all Nominees.

1.	ELECTION OF THREE (3) CLASS B DIRECTORS OF THE CORPORATION FOR THREE (3) YEAR TERMS:	[ ]	Vote FOR all nominees (except as marked)	[ ]	Vote WITHHELD from all nominees
01 M. Carol Druck 02 Donald H. Warner 03 Michael L. Waugh

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	In its discretion, the proxy holder is authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS VOTING INSTRUCTION CARD/PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PLAN PARTICIPANT(S). IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION CARD/PROXY WILL BE VOTED FOR ALL NOMINEES.

Address Change? Mark Box [ ] Indicate changes below:
Date ___________________________________________ , 2004

Shareholder signature

Co-holder signature if any

Signature(s) in Box
When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. If stock is held jointly, each owner should sign.

CODORUS VALLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 18, 2004
9:00 a.m. Prevailing Time

CODORUS VALLEY CORPORATE CENTER
105 Leader Heights Road
York, PA 17403

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Codorus Valley Bancorp, Inc.	PROXY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, as a holder of common stock of Codorus Valley Bancorp, Inc. (the “Corporation”), hereby constitutes and appoints Mildred L. Lackey, George E. McCullough and Bernard F. Young and each or any of them, proxy holders of the undersigned, with full power of substitution and to act without the other, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403 on Tuesday, May 18, 2004, commencing at 9:00 a.m., prevailing time, and at any adjournment or postponement thereof, as indicated upon the matters described in the proxy statement.

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO WELLS FARGO BANK, N.A. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

See reverse for voting instructions.

Please detach here

The Board of Directors Recommends a Vote FOR all Nominees.

1.	ELECTION OF THREE (3) CLASS B DIRECTORS OF THE CORPORATION FOR THREE (3) YEAR TERMS:	[ ]	Vote FOR all nominees (except as marked)	[ ]	Vote WITHHELD from all nominees
01 M. Carol Druck 02 Donald H. Warner 03 Michael L. Waugh

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

Address Change? Mark Box [ ] Indicate changes below: I plan to attend the meeting [ ]
Date ___________________________________________ , 2004

Shareholder signature

Co-holder signature if any

Signature(s) in Box
When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. If stock is held jointly, each owner should sign.